UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2005

CADMUS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12954	54-1274108
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Suite 200 Richmond, Virginia	23226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 287-5680

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

The information set forth under Item 2.03 “Creation of a Direct Financial Obligation” is incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

On September 28, 2005, Cadmus Communications Corporation (the “Company”) received confirmation of the execution of loan agreements entered into by two of its subsidiaries to finance the purchase of certain manufacturing equipment from Heidelberg related to the Company’s previously announced comprehensive equipment and facility upgrade program. In addition, the Company entered into guarantee agreements related to each of the loan agreements. Under the terms of these agreements, the loans are unsecured and the interest spread over the applicable LIBOR rate is lower than the spread the Company currently pays on its senior bank credit facility, permitting the Company to finance the purchase of this equipment on more attractive terms than those currently available under its senior bank credit agreement.

Cadmus Journal Services, Inc. (“CJS”) executed a loan agreement with AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”), signed by CJS on September 15, 2005, and signed by AKA on September 22, 2005 (the “CJS Loan Agreement”), for an amount equal to $10,070,099.40 repayable in 16 equal, consecutive, semi-annual installments commencing on the earlier of January 1, 2007 or six months following the computed delivery date of the equipment. The agreement provides that AKA may charge default-rate interest upon late payment by the borrower. In addition, if an event of default occurs under the CJS Loan Agreement and the event of default is not remedied within 15 days after notice of the event of default, AKA may declare the loan, accrued interest and all other sums payable thereunder to be immediately due and payable. The CJS Loan Agreement is attached hereto as Exhibit 10.46. In connection with the CJS Loan Agreement, the Company signed a payment guarantee for the benefit of AKA on September 15, 2005, which is attached hereto as Exhibit 10.47.

Washburn Graphics, Inc. (“Washburn”) executed a loan agreement with AKA, signed by Washburn on September 15, 2005, and signed by AKA on September 22, 2005 (the “Washburn Loan Agreement”), for an amount equal to $4,129,025.05 repayable in 12 equal, consecutive, semi-annual installments commencing on the earlier of June 1, 2006 or six months following the computed delivery date of the equipment. The agreement provides that AKA may charge default-rate interest upon late payment by the borrower. In addition, if an event of default occurs under the Washburn Loan Agreement and the event of default is not remedied within 15 days after notice of the event of default, AKA may declare the loan, accrued interest and all other sums payable thereunder to be immediately due and payable. The Washburn Loan Agreement is attached hereto as Exhibit 10.48. In connection with the Washburn Loan Agreement, the Company signed a payment guarantee for the benefit of AKA on September 15, 2005, which is attached hereto as Exhibit 10.49.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit Number	Description
10.46	Loan Agreement between Cadmus Journal Services, Inc. and AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) signed by Cadmus Journal Services, Inc. on September 15, 2005 and by AKA on September 22, 2005.

10.47	Payment Guarantee of Cadmus Communications Corporation signed on September 15, 2005 for the benefit of AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) related to the Loan Agreement between Cadmus Journal Services, Inc. and AKA.

10.48	Loan Agreement between Washburn Graphics, Inc. and AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) signed by Washburn Graphics, Inc. on September 15, 2005 and by AKA on September 22, 2005.

10.49	Payment Guarantee of Cadmus Communications Corporation signed on September 15, 2005 for the benefit of AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) related to the Loan Agreement between Washburn Graphics, Inc. and AKA.

Statements contained in this report relating to the Company’s future prospects and performance are “forward-looking statements” that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from management’s expectations include but are not limited to: (1) the overall economic environment, (2) the equity market performance and interest rate environment, which can impact the Company’s pension liability, (3) the Company’s ability to develop and market new capabilities and services to take advantage of technology changes in the publishing process, especially for scientific, technical and medical journals, (4) the Company’s ability to grow revenue and market share in the educational market, (5) significant price pressure in the markets in which the Company competes, (6) the loss of significant customers or the decrease in demand from customers, (7) the Company’s ability to continue to obtain improved efficiencies and lower production costs, (8) the financial condition and ability to pay of certain customers, (9) the Company’s ability to implement and realize the expected benefits associated with the Company’s equipment upgrade program, including the Company’s ability to successfully complete certain consolidation initiatives and effect other restructuring actions, (10) the Company’s ability to operate effectively in markets outside of North America, and (11) the Company’s ability to realize the tax benefits associated with certain transactions. Other risk factors are detailed from time to time in the Company’s other Securities and Exchange Commission filings. The information provided in this report is provided only as of the date of this report, and the Company undertakes no obligation to update any forward-looking statements made herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADMUS COMMUNICATIONS CORPORATION
(Registrant)

By:	/s/ Bruce V. Thomas
Bruce V. Thomas
President and Chief Executive Officer

Date: September 30, 2005

Exhibit Index

Exhibit	Description
10.46	Loan Agreement between Cadmus Journal Services, Inc. and AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) signed by Cadmus Journal Services, Inc. on September 15, 2005 and by AKA on September 22, 2005.

10.47	Payment Guarantee of Cadmus Communications Corporation signed on September 15, 2005 for the benefit of AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) related to the Loan Agreement between Cadmus Journal Services, Inc. and AKA.

10.48	Loan Agreement between Washburn Graphics, Inc. and AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) signed by Washburn Graphics, Inc. on September 15, 2005 and by AKA on September 22, 2005.

10.49	Payment Guarantee of Cadmus Communications Corporation signed on September 15, 2005 for the benefit of AKA Ausfuhrkredit-Gesellschaft mbH (“AKA”) related to the Loan Agreement between Washburn Graphics, Inc. and AKA.